                                                  SECURITIES AND EXCHANGE COMMISSION

                                                        Washington, D.C. 20549

                                                               ---------

                                                               FORM 8-K

                                                            CURRENT REPORT

                                                Pursuant to Section 13 or 15(d) of the
                                                    Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2003

                                       FIRST FEDERAL FINANCIAL CORPORATION OF KENTUCKY
                                      (Exact Name of Registrant as specified in Charter)

     Kentucky                                    1-18832                                  61-1168311
 (State or other                              (Commission                               (IRS Employer
  jurisdiction of                              File Number)                              Identification No.)
  incorporation)

2323 Ring Road, Elizabethtown, Kentucky                                                  42701
(Address of principal executive offices)                                               (Zip code)

Registrant's telephone number,
  including area code:  (270) 765-2131

                                                                    N/A
                                     (Former name or former address, if changed since last report.)

                 INFORMATION TO BE INCLUDED IN THE REPORT

Items 1, 2, 3, 4, 5, 6, 7, 8, and 10, are not applicable and are omitted from this Report.

Item 9 and 12.  Regulation FD Disclosure

                           First Federal Financial
                             Corporation of Kentucky
                       2003 Annual Meeting of Shareholders
                                  May 14, 2003

Safe Harbor Statement

This presentation contains forward-looking statements,  including statements about management's beliefs and expectations regarding
First Federal Financial Corporation of Kentucky's future financial outlook and the  business environment, that are intended to
assist in assessing FFKY's future financial performance.   These statements are based on current expectations, estimates and assumptions, all of which are subject to risks and uncertainties that may cause actual results to differ materially from the forward-looking statements.  Factors that may adversely affect FFKY's future performance are discussed in it's Form 10-K and other reports filed with the Securities and Exchange Commission.

               First Federal Financial Corporation of Kentucky
                             Management Overview

>> Keith Johnson              President & CEO
     President since 1997
     Joined bank in 1993 as Chief Financial Officer
     Formerly a partner in CPA firm
>> Charles Chaney             COO / CFO
     Joined bank in 1972
     Involved in various operational areas
>> Larry Hawkins              Chief Lending Officer
     Joined bank in 2000
     Formerly commercial lender with PNC Bank; 3 years of service.
     Formerly held several loan positions with local credit union, including head of collection department.
>> Anne Moran                 Chief Retail Officer
     Joined bank in 1999
     Formerly Louisville, KY Market Manager for over 50 Bank One branches; 25 years of service.

               First Federal Financial Corporation of Kentucky
                              Company Overview

>>       Founded in 1923
>>       Subsidiary - First Federal Savings Bank
o        Bank Subsidiaries
          -  First Heartland Mortgage Company (100%)
          -  First Service Corporation (100%) / Raymond James, authorized Broker
          -  First Federal Office Park, LLC (100%)
          -  First Heartland Title, LLC (48%)
>>       IPO - May, 1987
>>       "FFKY"
>>       1995 - Acquired $50 million savings bank
>>       1998 - Acquired $72 million in deposits from Bank One (three banking centers)
>>       2003 - Converted to a state chartered Commercial Bank

             First Federal Financial Corporation of Kentucky
                                [Graphic Omitted]
>>       13 Banking Centers
>>       Number 1 Market Share in 5 County Central Kentucky region with 21%

                           *FFKY STOCK PERFORMANCE

                                [Graphic Omitted]

6/00    9/00    12/00   3/01    6/01    9/01    12/01    3/02    6/02    9/02    12/02    3/03    4/03    5/12/03
----    ----    -----   ----    ----    ----    -----    ----    ----    ----    -----    ----    ----    -------
$15.45  $14.54  $13.64  $13.64  $15.00  $15.00  $15.24  $18.64  $21.08  $20.32  $22.25  $28.34   $32.22   $33.40

*Adjusted to reflect the impact of the 10% stock dividend declared April 16, 2003.

               First Federal Financial Corporation of Kentucky
                         *Diluted Earnings Per Share

                                [Graphic Omitted]

  9/00    12/00   3/01   6/01   9/01   12/01   3/02   6/02   9/02   12/02   3/03
  ----    -----   ----   ----   ----   -----   ----   ----   ----   -----   ----
 $0.34   $0.32   $0.34  $0.37  $0.43  $0.48  $0.46  $0.43  $0.54   $0.55   $0.54

*Adjusted to reflect the impact of the 10% stock dividend declared April 16, 2003.

               First Federal Financial Corporation of Kentucky
                          Return on Average Equity

                                [Graphic Omitted]

                12/98    12/99    12/00    12/01    12/02    *3/03
                -----    -----    -----    -----    -----    -----
                11.28%   10.81%   10.13%   12.31%   13.75%   14.56%

*Annualized based on results for the quarter ended 3/31/03

               First Federal Financial Corporation of Kentucky
                     Keys to Successful Earnings Growth

1. Improvement in Net Interest Margin

               First Federal Financial Corporation of Kentucky
                             Net Interest Margin

                                [Graphic Omitted]

 9/00    12/00   3/01   6/01   9/01   12/01   3/02   6/02   9/02   12/02   3/03
 ----    -----   ----   ----   ----   -----   ----   ----   ----   -----   ----
 3.12%   2.96%   3.32%  3.45%  3.71%  3.96%  3.96%   3.68%  3.79%  3.85%   3.64%

               First Federal Financial Corporation of Kentucky
                     Keys to Successful Earnings Growth

1.  Improvement in Net Interest Margin

2.  Improvement in Non-Interest Income

               First Federal Financial Corporation of Kentucky
                               Non-Interest Income
                                 in Millions

                                [Graphic Omitted]

                 12/98    12/99    12/00    12/01    12/02    *3/03
                 -----    -----    -----    -----    -----    -----
                  $3.4    $4.1     $4.7     $5.0     $5.9     $6.9

*Annualized based on results for the quarter ended 3/31/03

               First Federal Financial Corporation of Kentucky
                     Keys to Successful Earnings Growth

1.  Improvement in Net Interest Margin

2.  Improvement in Non-Interest Income

3.  Improvement in Efficiency Ratio

               First Federal Financial Corporation of Kentucky
                              Efficiency Ratio

                                [Graphic Omitted]

               12/98    12/99    12/00    12/01    12/02    3/03
               -----    -----    -----    -----    -----    ----
                50%       57%      60%     56%      52%      54%

               First Federal Financial Corporation of Kentucky

                    Transformation to a "Commercial Bank"

>>       1998 - Acquisition of Three Bank One Branches
              - Computer hardware upgrade
              - New customer product / service line

>>       1999 - Hiring of Chief Retail Officer

>>       2000 - Hiring of Chief Lending Officer

>>       2003 - Conversion to state chartered non-member bank (FDIC regulated)

               First Federal Financial Corporation of Kentucky
                    Transformation to a "Commercial Bank"

o        New Commercial Products          o        New Retail Products

-        Sweep Account                       -        Check Imaging

-        Checking Analysis account           -        Simply Free Checking

-        Cash Management                     -        Powerdraft (overdraft privilege program)

-        Internet Banking                    -        Internet Banking

-        Commercial Loan product expansion

                 First Federal Financial Corporation of Kentucky
                          Loan Breakdown by % of Total

                               [Graphic Omitted]

               12/98    12/99    12/00    12/01    12/02    3/03
               -----    -----    -----    -----    -----    ----
Residential     75%      72%      64%      60%      53%      51%
Consumer (1)    12       14       17       16       16       16
Commercial(2)   13       14       19       24       31       33

(1) Consumer loans include Second Mortgage Loans & Home Equity Lines of Credit.
(2) Commercial loans include Commercial Real Estate & Commercial Loans.

                 First Federal Financial Corporation of Kentucky
                    Residential Mortgage Loans (in Millions)

                               [Graphic Omitted]

               12/98    12/99    12/00    12/01    12/02    3/03
               -----    -----    -----    -----    -----    ----
               $289     $310     $329     $316     $283     $268

                 First Federal Financial Corporation of Kentucky
                         *Commercial Loans (in Millions)

                               [Graphic Omitted]

               12/98    12/99    12/00    12/01    12/02    3/03
               -----    -----    -----    -----    -----    ----
                $51      $60      $98      $124     $164    $174

*Commercial loans include Commercial and Commercial Real Estate Loans

                 First Federal Financial Corporation of Kentucky
                         *Consumer Loans (in Millions)

                               [Graphic Omitted]

               12/98    12/99    12/00    12/01    12/02    3/03
               -----    -----    -----    -----    -----    ----
                $46      $63      $86      $83      $82     $82

*Consumer loans include Second Mortgage Loans and Home Equity Lines of Credit

                 First Federal Financial Corporation of Kentucky
                           Total Loans (in Millions)

                               [Graphic Omitted]

               12/98    12/99    12/00    12/01    12/02    3/03
               -----    -----    -----    -----    -----    ----
                $386     $433     $513     $523     $529    $524

                           First Federal Savings Bank
                         Net Charge Offs to Total Loans
                               As of December 31,

                               [Graphic Omitted]

                       12/31/00    12/31/01    12/31/02
                       --------    --------    --------
National Banks           0.31%       0.43%       0.48%
KY Banks                 0.08        0.30        0.29
All Institutions         0.51        0.68        0.95
FFSB                     0.09        0.12        0.14

                          First Federal Savings Bank
                         *Non-Current Loans to Total Loans
                               As of December 31,

                               [Graphic Omitted]

                       12/31/00    12/31/01    12/31/02
                       --------    --------    --------
National Banks           0.70%       0.87%       0.95%
KY Banks                 0.40        0.49        1.02
All Institutions         0.93        1.17        1.37
FFSB                     0.27        0.34        0.24

*Non-current loans include non-accrual or past due 90 days still on accrual.

                         First Federal Savings Bank
                              ALLL to Total Loans
                               As of December 31,

                               [Graphic Omitted]

                       12/31/00    12/31/01    12/31/02
                       --------    --------    --------
National Banks           1.45%       1.52%       1.54%
KY Banks                 1.35        1.37        1.49
All Institutions         1.53        1.55        1.71
FFSB                     0.49        0.62        0.86

                         First Federal Savings Bank
                            ALLL to *Non-Current Loans
                               As of December 31,

                               [Graphic Omitted]

                       12/31/00    12/31/01    12/31/02
                       --------    --------    --------
National Banks           207%        176%        163%
KY Banks                 334         282         146
All Institutions         172         133         125
FFSB                     185         185         363

*Non-current loans include non-accrual or past due 90 days still on accrual.

                 First Federal Financial Corporation of Kentucky
                               Recent Developments

>>  10% Stock Dividend payable
     - May 14, 2003

>>  Groundbreaking for Louisville
    Banking Centers
       1. May 12, 2003 - Louisville (Southern Jefferson County)
       2. May 28, 2003 - Louisville (Eastern Jefferson County)

>>  Currently qualifying for Russell 2000 Index.

                 First Federal Financial Corporation of Kentucky
                                  Why own FFKY?

>>  Strong earnings growth and potential

>>  Building a strong franchise
     > Conversion to a commercial bank charter
     > Expanding to Louisville in 2003
     > Restructuring the balance sheet

>>  Cash Dividends
     > 2% Annual Cash Dividend

>>  Experienced Management Team

>>  Good Credit Quality

                                                   SIGNATURE
         Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     FIRST FEDERAL FINANCIAL CORPORATION
                                                     OF KENTUCKY

Date: May 19, 2003                                 By  /s/ B. Keith Johnson
                                                       ------------------------------------
                                                       B. Keith Johnson
                                                       President and Chief Executive Officer